UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2004

                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2004-6 to be formed pursuant to a
  Trust Agreement, to be entered into between GS Mortgage Securities Corp., as
        Depositor, and Deutsche Bank National Trust Company, as Trustee)
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             (Exact name of registrant as specified in its charter)

Delaware                      333-100818                         13-6357101
(State or other         (Commission File Number)              (I.R.S. Employer
jurisdiction of                                             Identification No.)
 incorporation)

85 Broad Street, New York, New York                                    10004
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.  Other Events

          On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of GSAA Home Equity Trust 2004-6, Asset-Backed Certificates, Series 2004-6 (such classes, the "Offered Certificates").

          The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Structural Terms Sheets and Collateral Term Sheets by reference in the Registration Statement.

          Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

         Item 601(a)
         of Regulation S-K
         Exhibit No.                Description
         -----------                -----------

          (99.1)                    Computational Material
                                    prepared by Goldman, Sachs &
                                    Co. in connection with certain
                                    classes of GSAA Home Equity
                                    Trust 2004-6, Asset-Backed
                                    Certificates, Series 2004-6.

          (99.2) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-6, Asset-Backed Certificates, Series 2004-6.

          (99.3) Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-6, Asset-Backed Certificates,
                                    Series 2004-6.

          (99.4) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-6, Asset-Backed Certificates, Series 2004-6.

          (99.5) Computational Material prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-6, Asset-Backed Certificates, Series 2004-6.

          (99.6) Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home quity Trust 2004-6, Asset-Backed Certificates, Series 2004-6.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GS MORTGAGE SECURITIES CORP.

July 16, 2004

                                                   By: /s/ Howard Altarescu
                                                      -------------------------
                                                       Name:  Howard Altarescu
                                                       Title: Vice Presidet

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.    Description                                       Electronic (E)
-----------    -----------                                       --------------

(99.1)         Computational Material prepared                        (E)
               by Goldman, Sachs & Co. in connection
               with certain classes of GSAA Home Equity
               Trust 2004-6, Asset-Backed
               Certificates, Series 2004-6.

(99.2)         Collateral Term Sheets prepared                        (E)
               by Goldman, Sachs & Co. in connection
               with certain classes of GSAA Home Equity
               Trust 2004-6, Asset-Backed
               Certificates, Series 2004-6.

(99.3)         Structural and Collateral Term Sheets prepared         (E)
               by Goldman, Sachs & Co. in connection
               with certain classes of GSAA Home Equity
               Trust 2004-6, Asset-Backed
               Certificates, Series 2004-6.

(99.4)         Collateral Term Sheets prepared                        (E)
               by Goldman, Sachs & Co. in connection
               with certain classes of GSAA Home Equity
               Trust 2004-6, Asset-Backed
               Certificates, Series 2004-6.

(99.5)         Computational Material prepared                        (E)
               by Goldman, Sachs & Co. in connection
               with certain classes of GSAA Home Equity
               Trust 2004-6, Asset-Backed
               Certificates, Series 2004-6.

(99.6)         Structural and Collateral Term Sheets prepared         (E)
               by Goldman, Sachs & Co. in connection
               with certain classes of GSAA Home Equity
               Trust 2004-6, Asset-Backed
               Certificates, Series 2004-6.